SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 22, 2005


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                        61-0712014
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 22, 2005, Steel Technologies Inc. issued a press release announcing its Board of Directors has voted to increase the Company's semi-annual cash dividend 50% to $0.15 per share. A copy of the press release is attached hereto as
Exhibit 99.




Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.              Description of Exhibit

    99 Press release issued by Steel Technologies on March 22, 2005, regarding the increase in its semi-annual cash dividend



The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
    (Registrant)




By   /s/ Joseph P. Bellino
     ---------------------
        Joseph P. Bellino
        Chief Financial Officer


Dated:  March 22, 2005

                                   EXHIBIT 99


                                  NEWS RELEASE

Contact: Bradford T. Ray                    Joseph P. Bellino
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110




              STEEL TECHNOLOGIES INCREASES SEMI-ANNUAL DIVIDEND 50%
                               TO $0.15 PER SHARE


LOUISVILLE, Ky. (March 22, 2005) - Steel Technologies Inc. (NASDAQ/NM: STTX) today announced that its Board of Directors has voted to increase the Company's semi-annual cash dividend 50% to $0.15 per share. The dividend is payable on May 24, 2005, to shareholders of record as of May 9, 2005. Steel Technologies has increased its semi-annual dividend rate four times in the last eight years, with the last increase being in November 2002.

     "The decision to increase Steel Technologies' semi-annual dividend payment reflects the Board's confidence in our market position and prospects for the future," said Bradford T. Ray, Chairman and Chief Executive Officer. "We know that investors are increasingly placing greater emphasis on current income in making investment decisions, especially in light of tax law changes, and we are gratified that the Company's ongoing growth positions us to make another substantial increase in our dividend rate. Through higher regular dividends, our shareholders will participate more directly in the Company's prosperity."

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, railcar, construction, hardware, and consumer goods. The Company has 20 facilities, including its joint-venture operations, located throughout the United States and Mexico. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.

                                      -END-